                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints each of Steven Oetgen and Robert Nelson, signing singly, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)     prepare,  execute,  acknowledge,  deliver   and  file  on  behalf  of
the undersigned, in the undersigned's capacity  as a beneficial owner of securities of  NCI Building  Systems, Inc.,  a Delaware  corporation (the
"Company"), any Schedule  13D  or Schedule  13G,  and any  amendments, supplements or  exhibits thereto (including  any joint  filing agreements)
required to  be filed  by the undersigned under Section 13 of the Securities
Exchange Act of 1934, as amended, and the rules promulgated thereunder (the
"Exchange Act"), and any Forms 3,  4, and 5 and any amendments, supplements  or exhibits thereto required to be  filed by the undersigned under Section 16(a) of the Exchange Act;

(2)     seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in  the Company's securities from any  third party, including brokers, employee benefit plan administrators and trustees, and the  undersigned  hereby  authorizes  any  such  person  to
release  any   such information to  the undersigned  and approves  and ratifies any such release of information; and

(3)     perform any and all other acts which in the discretion of such attorneys-in -fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

(1)     this Power of Attorney authorizes, but does not require, each such attorney- in-fact to act in their discretion on information provided to such attorney-in- fact without independent verification of such information;

(2)     any documents prepared and/or executed by any of the attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)     neither the Company nor any of the attorneys-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)     this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 13 and/or Section 16 of the Exchange Act.

        The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in- fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with, or any liability for the failure to comply with, Section 13 and/or Section 16 of the Exchange Act.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports or schedules under Section 13 or Section 16 of the Exchange Act with respect to the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                                      * * * * * *

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of November, 2018.

                                        Golden Gate Capital Opportunity Fund,
                                        L.P.
                                        Golden Gate Capital Opportunity Fund-A,
                                        L.P.

                                        By:   GGC Opportunity Fund Management,
                                              L.P.
                                        Its:  General Partner

                                        By:   GGC Opportunity Fund Management
                                              GP, Ltd.
                                        Its:  General Partner

                                        By:   /s/ David C. Dominik
                                              ---------------------------------
                                              David C. Dominik
                                              Director

                                        GGC Opportunity Fund Management, L.P.

                                        By:   GGC Opportunity Fund Management
                                              GP, Ltd.
                                        Its:  General Partner

                                        By:   /s/ David C. Dominik
                                              ---------------------------------
                                              David C. Dominik
                                              Director

                                        GGC Opportunity Fund Management GP,
                                        Ltd.

                                        By:   /s/ David C. Dominik
                                              ---------------------------------
                                              David C. Dominik
                                              Director

                                        GGCOF Co-Invest, L.P.
                                        GGCOF Executive Co-Invest, L.P.
                                        GGCOF IRA Co-Invest, L.P.

                                        By:   GGCOF Co-Invest Management, L.P.
                                        Its:  General Partner

                                        By:   GGC Opportunity Fund Management,
                                              L.P.
                                        Its:  General Partner

                                        By:   GGC Opportunity Fund Management
                                              GP, Ltd.
                                        Its:  General Partner

                                        By:   /s/ David C. Dominik
                                              ---------------------------------
                                              David C. Dominik
                                              Director

                                        GGCOF Co-Invest Management, L.P.

                                        By:   GGC Opportunity Fund Management,
                                              L.P.
                                        Its:  General Partner

                                        By:   GGC Opportunity Fund Management
                                              Ltd.
                                        Its:  General Partner

                                        By:   /s/ David C. Dominik
                                              ---------------------------------
                                              David C. Dominik
                                              Director

                                        Atrium Window Holdings, LLC
                                        Atrium Intermediate Holdings, LLC
                                        Atrium Window Parent, LLC
                                        GGC Atrium Window Holdings, LLC
                                        GGC BP Holdings, LLC

                                        By:   /s/ David Thomas
                                              ---------------------------------
                                              David Thomas
                                              Authorized Person